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Exhibit 99.2

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of The Yankee Candle Company, Inc. (the "Company") on Form 10-Q for the period ended September 28, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert R. Spellman, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


                  (1) the Report fully complies with the requirements of
                  Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Robert R. Spellman
----------------------------
Robert R. Spellman
Chief Financial Officer
November 12, 2002

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